                                                                    EXHIBIT 99.1

Focused CBD Portfolio
Proforma NOI After Completion of developments Underway
As of March 31, 2001 (including proforma Citigroup transaction)
          Suburban  27%
          CBD 73%


Portfolio Composition by Region - (1)Includes Citigroup Center
NOI at IPO                    NOI at 3/31/01(1)            Proforma NOI (1) at 3/31/01
----------                    -----------------            ---------------------------
Greater San Francisco 1%      Greater Boston 23%           including development Underway
Greater Boston 36%            Greater Washington, DC 20%   ------------------------------
Greater Washington, DC 38%    New York 23%                 Greater Boston 23%
New York 25%                  Greater San Francisco 21%    Greater Washington, DC 18%
                              Princeton 7%                 New York 33%
                              Other 6%                     Greater San Francisco 17%
                                                           Princeton 5%
                                                           other 4%

Citigroup Center

*Irreplaceable Asset and Location, Near-Term Protection and Long-Term Upside *1.6.m square feet
*Average rent excluding Citigroup is 400,000 SF is approximately $56 SF compared to today's market
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                          [LOGO OF BOSTON PROPERTIES]

                           Citigroup Deal Structure
                          --------------------------

 . BXP receives 100% of the cash flow for the first 10 years
 . $195m investment earns a 10% cumulative preferred return
 . Initial levered returns on BXP'S $195m Investment:

                           2002          2003          2004
                           ----          ----          ----
     NOI (cash)             9.6%         10.2%         10.9%
     FFO (GAAP)            11.7%         12.0%         12.3%

 . Capital Structure:
   Asset purchase price                     $725m
   Closing costs                              12m
                                              ---
   Unleveraged investment                    737m
   Mortgage recording tax and loan fees       18m
                                              ---
                                            $755m
   Mortgage                                  525m
                                             ----
   Leveraged investment                      230m
   Allied Partners investment                 35m
                                              ---
   BXP investment                           $195m     $128.5m - preferred equity
                                                      $66.5m - common equity

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                          [LOGO OF BOSTON PROPERTIES]

                               Strong Tenant Base
                               ------------------

Tenant                                                Sq. Ft.     % of Portfolio
--------------------------------------------------------------------------------
1   U.S. Government                                  2,290,037          7.293
2   Ernst & Young                                    1,062,203          3.383
3   Lockheed Martin Corporation                        716,653          2.282
4   Citibank, N.A.                                     639,971          2.038
5   Arthur Andersen, LLP                               620,947          1.978
6   Gillette Company                                   488,177          1.555
7   Washington Group International                     473,429          1.508
8   Shearman & Sterling                                435,496          1.387
9   Parametric Technology Corp.                        380,987          1.213
10  Marsh & McLennan, Inc.                             348,137          1.109
11  Orbital Sciences Corporation                       337,228          1.074
12  Hunton & Williams                                  322,829          1.028
13  TRW, Inc.                                          317,921          1.012
14  First Union                                        311,695          0.993
15  Debevoise & Plimpton                               307,125          0.978
16  T. Rowe Price Associates, Inc.                     304,129          0.969
17  Accenture                                          265,622          0.846
18  Parexel International LLC                          265,050          0.844
19  Credit Suisse First Boston                         260,363          0.829
20  Tellabs Operations Inc.                            259,918          0.828

In-Place Rents Dramatically Below Today's Market
3-Year Embedded growth of $63m
Embedded growth of $275m or $2.20/share as of 3/31/01

                                 2001        2002        2003
                                 ----        ----        ----
Total SF Expiring               1,274,571   2,046,278   2,111,718
Office SF Expiring                946,082   1,650,178   1,774,552

Increase in gross rent:          2001        2002        2003
----------------------           ----        ----        ----
total sf expiring                   $11.9m      $20.6m      $30.9m
office sf expiring                  $11.8m      $19.8m      $30.2m
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                          [LOGO OF BOSTON PROPERTIES]

Mark to Market
--------------------------------------------------------------------------------


Region
                                             2001          2002             2003            3 Year Average
                                             ----          ----             ----            --------------
   San Francisco
    Square Feet Expiring                   125,557        285,566          631,705
    Est. Market Rent                        $65.52         $63.86           $63.63
    % Increase                               66.33%         77.31%           57.11%              64%
   Boston
    Square Feet Expiring                   478,672        279,522          509,407
    Est. Market Rent                        $45.65         $39.90           $47.79
    % Increase                               56.84%         37.62%           53.83%              51%
   New York
    Square Feet Expiring                    26,250        503,755          185,473
    Est. Market Rent                        $60.00         $68.78           $69.84
    % Increase                                9.52%         24.68%           77.71%              38%
   Washington
    Square Feet Expiring                    88,768        223,314          149,044
    Est. Market Rent                        $36.40         $34.00           $28.55
    % Increase                               13.85%         18.82%            6.27%              14%
   Princeton
    Square Feet Expiring                   172,413         23,591          122,308
    Est. Market Rent                        $29.88         $29.93           $28.58
    % Increase                               -3.41%          1.19%            4.41%               0%
   Other
    Square Feet Expiring                    54,422        334,430          176,615
    Est. Market Rent                        $23.28         $16.50           $28.04
    % Increase                               21.68%         15.07%           25.34%              19%
   Total
    Square Feet Expiring                   946,082      1,650,178        1,774,552
    Est. Market Rent                        $43.66         $47.18           $50.83
    % Increase                               39.87%         34.09%           50.32%              42%

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                          [LOGO OF BOSTON PROPERTIES]

                             Developments Underway
                            -----------------------


                                                   Initial     Stabilization                 Investment         Total         %
DEVELOPMENT PROPERTIES                            Occupancy         Date      Square Feet      to Date       Investment    Committed

----------------------                            ---------         ----      -----------      -------       ----------    ---------


   Andover Office Park, Building 1                 Q2 2001        Q2 2002       120,000     $  12,808,622   $   17,381,000      83%
   2600 Tower Oaks Boulevard                       Q2 2001        Q2 2002       178,216        29,819,009       38,295,000      71%
   Orbital Sciences Phase II - Building 2          Q3 2001        Q3 2001       160,502        18,530,811       27,618,000     100%
   Quorum Office Park                              Q3 2001        Q4 2001       259,918        25,600,326       41,747,000     100%
   111 H untington A venue - Prudential Center     Q3 2001        Q4 2002       919,229       185,249,941      290,000,000      94%
   Broad Run Business Park- Building E             Q4 2001        Q2 2002       124,650         8,218,634       19,946,000       0%
   One and Two Discovery Square (50% ownership)    Q4 2001        Q4 2002       362,868        15,767,760       42,587,000      63%
   ITT Educational Services                        Q4 2001        Q4 2001        32,114           850,466        5,740,000     100%
   5 Times Square                                  Q1 2002        Q2 2002     1,099,154       318,535,081      536,115,000     100%
   Waltham Weston Corporate Center                 Q1 2002        Q1 2003       295,000        27,935,085       95,446,000      17%
   611 Gateway Boulevard                           Q2 2002        Q3 2003       249,732        14,072,690       77,523,240       0%
   Two Freedom Square (50% ownership)              Q3 2002        Q1 2003       417,113        12,011,636       49,336,000      55%
   Times Square Tower                              Q4 2003        Q2 2004     1,221,058       186,857,388      653,500,000      53%
                                                                           ---------------------------------------------------------

Total Development Properties                                                  5,439,554     $ 856,257,449   $1,895,234,240      71%

 . Expected average initial NOI and FFO returns of over 11% and 12.5%, respectively
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                          [LOGO OF BOSTON PROPERTIES]

                    Low Land Basis to Enhance Future Growth
                   -----------------------------------------

                                            APPROXIMATE                              INVESTMENT
                                               SQ FT              INVESTMENT            PSF
                                            -----------           ----------          ----------
LAND HELD FOR DEVELOPMENT
30 Shuttuck Road                                110,000            1,042,045            $ 9.47
Broad Run Buildings C & D                       210,500            1,788,967            $ 8.50
Broad Run Master Plan                           726,500            4,287,171            $ 5.90
Cambridge Center Seven                          165,000            4,179,736        $    25.33
Crane Meadow                                    400,000            7,876,837        $    19.69
Decoverly Four                                  100,000            1,794,460        $    17.94
Decoverly Five                                  105,000            1,821,048        $    17.34
681 Gateway                                     121,000            3,956,756        $    32.70
Gateway Retail                                    8,000              193,790        $    24.22
Herndon Lumber Site (Van Buren)                 135,000            3,667,004        $    27.16
New Dominion Tech Two                           248,000            3,873,639        $    15.62
Boylston Office Building                        257,000            4,833,915        $    18.81
Huntington Retail Parcel                         52,217            1,473,834        $    28.23
Boylston Residential Parcel                     370,000           21,968,407        $    59.37
12050 Sunset Hills Road                         540,000            5,588,128        $    10.35
12280 Sunrise Valley                            180,000            3,902,491        $    21.68
The Preserve at Tower Oaks MP                   782,000           20,767,943        $    26.56
Virginia Master Plan I                           40,000              764,471        $    19.11
Washingtonian North                             209,000            5,466,963        $    26.16
Washingtonian North                             641,000           10,859,128        $    16.94
77 4th Avenue                                   204,000           13,125,709        $    64.34

                                          ----------------------------------------------------

LAND HELD FOR DEVELOPMENT (BXP)               5,604,217          123,232,440        $    21.99
                                          ====================================================

Staggered Maturities - Balance at maturity (in millions)
86.99% of debt is fixed rate non-recourse mortgages

3.1x interest coverage ratio
2.3 capitalized interest ratio


   2001        2002        2003        2004        2005        2006        2007        2008     2009 & Beyond
   ----        ----        ----        ----        ----        ----        ----        ----     -------------
   $143        $331        $478        $154        $270        $276        $173        $998        $627
